Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Years Ended
(Dollars in thousands, except per share data)	December 31,

	2024	2023	% Change

Interest income	$3,193,589	$3,050,358	5%
Interest expense	1,444,012	1,233,703	17

Net interest income	1,749,577	1,816,655	(4)
Provision for (reversal of) credit losses	136,685	189,079	(28)

Net interest income after provision for credit losses	1,612,892	1,627,576	(1)

Non-interest revenue:
Service charges on deposit accounts	91,647	90,096	2
Fiduciary and asset management fees	79,828	78,077	2
Card fees	76,920	72,357	6
Brokerage revenue	84,881	90,004	(6)
Mortgage banking income	14,060	15,157	(7)
Capital markets income	44,058	39,045	13
Income from bank-owned life insurance	34,429	31,429	10
Investment securities gains (losses), net	(256,660)	(76,718)	(235)
Recovery of NPA	—	13,126	nm
Other non-interest revenue	70,441	51,437	37

Total non-interest revenue	239,604	404,010	(41)

Non-interest expense:
Salaries and other personnel expense	737,467	728,378	1
Net occupancy, equipment, and software expense	187,451	179,581	4
Third-party processing and other services	85,751	86,649	(1)
Professional fees	46,089	39,854	16
FDIC insurance and other regulatory fees	45,921	94,737	(52)
Restructuring charges (reversals)	2,121	17,707	(88)
Loss on other loans held for sale	—	50,064	nm
Other operating expenses	142,743	138,454	3

Total non-interest expense	1,247,543	1,335,424	(7)

Income before income taxes	604,953	696,162	(13)
Income tax expense	125,502	154,021	(19)

Net income	479,451	542,141	(12)

Less: Net income (loss) attributable to noncontrolling interest	(3,009)	(1,564)	(92)

Net income attributable to Synovus Financial Corp.	482,460	543,705	(11)

Less: Preferred stock dividends	42,903	35,950	19

Net income available to common shareholders	$439,557	$507,755	(13)%

Net income per common share, basic	3.05	3.48	(12)%

Net income per common share, diluted	3.03	3.46	(12)

Cash dividends declared per common share	1.52	1.52	—

Return on average assets	0.81%	0.90%	(9) bps
Return on average common equity	9.50	12.17	(267)

Weighted average common shares outstanding, basic	144,164	146,115	(1)%
Weighted average common shares outstanding, diluted	144,998	146,734	(1)

nm - not meaningful
bps - basis points
Amounts may not total due to rounding

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2024				2023	Fourth Quarter

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	'24 vs '23
						% Change

Interest income	$799,130	810,507	801,242	782,710	788,297	1%
Interest expense	344,137	369,767	366,244	363,864	351,083	(2)

Net interest income	454,993	440,740	434,998	418,846	437,214	4
Provision for (reversal of) credit losses	32,867	23,434	26,404	53,980	45,472	(28)

Net interest income after provision for credit losses	422,126	417,306	408,594	364,866	391,742	8

Non-interest revenue:
Service charges on deposit accounts	23,244	23,683	22,907	21,813	22,260	4
Fiduciary and asset management fees	21,373	19,714	19,728	19,013	18,149	18
Card fees	19,577	18,439	19,418	19,486	20,872	(6)
Brokerage revenue	20,907	20,810	20,457	22,707	21,961	(5)
Mortgage banking income	2,665	4,033	3,944	3,418	3,019	(12)
Capital markets income	12,070	10,284	15,077	6,627	6,456	87
Income from bank-owned life insurance	10,543	8,442	8,097	7,347	10,324	2
Investment securities gains (losses), net	—	—	(256,660)	—	(77,748)	nm
Other non-interest revenue	15,208	18,575	18,181	18,477	26,175	(42)

Total non-interest revenue	125,587	123,980	(128,851)	118,888	51,468	144

Non-interest expense:
Salaries and other personnel expense	184,725	184,814	179,407	188,521	176,712	5
Net occupancy, equipment, and software expense	47,251	46,977	46,415	46,808	48,146	(2)
Third-party processing and other services	22,158	21,552	21,783	20,258	21,717	2
Professional fees	11,949	10,854	15,655	7,631	11,147	7
FDIC insurance and other regulatory fees	8,227	7,382	6,493	23,819	61,470	(87)
Restructuring charges (reversals)	37	1,219	(658)	1,524	1,231	(97)
Other operating expenses	34,964	40,892	32,706	34,180	32,435	8

Total non-interest expense	309,311	313,690	301,801	322,741	352,858	(12)

Income (loss) before income taxes	238,402	227,596	(22,058)	161,013	90,352	164
Income tax expense (benefit)	49,025	46,912	(7,378)	36,943	20,779	136

Net income (loss)	189,377	180,684	(14,680)	124,070	69,573	172

Less: Net income (loss) attributable to noncontrolling interest	(1,049)	(871)	(652)	(437)	(768)	(37)

Net income (loss) attributable to Synovus Financial Corp.	190,426	181,555	(14,028)	124,507	70,341	171

Less: Preferred stock dividends	11,578	11,927	9,713	9,685	9,696	19

Net income (loss) available to common shareholders	$178,848	169,628	(23,741)	114,822	60,645	195

Net income (loss) per common share, basic	$1.26	1.19	(0.16)	0.78	0.41	207%

Net income (loss) per common share, diluted	1.25	1.18	(0.16)	0.78	0.41	204

Cash dividends declared per common share	0.38	0.38	0.38	0.38	0.38	—

Return on average assets *	1.25%	1.21	(0.10)	0.85	0.47	78	bps
Return on average common equity *	14.75	14.38	(2.14)	10.17	5.88	nm

Weighted average common shares outstanding, basic	141,555	143,144	145,565	146,430	146,372	(3)%
Weighted average common shares outstanding, diluted	142,694	143,979	145,565	147,122	146,877	(3)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

`

Synovus

BALANCE SHEET DATA	December 31, 2024	September 30, 2024	December 31, 2023

(Unaudited)

(In thousands, except share data)

ASSETS
Interest-earning deposits with banks and other cash and cash equivalents	$2,977,667	$1,807,641	$2,414,103
Federal funds sold and securities purchased under resale agreements	16,320	45,971	37,323
Cash, cash equivalents, and restricted cash	2,993,987	1,853,612	2,451,426

Investment securities held to maturity	2,581,469	2,622,457	—

Investment securities available for sale	7,551,018	7,554,168	9,788,662
Loans held for sale ($33,448, $36,943 and $47,338 measured at fair value, respectively)	90,111	121,470	52,768

Loans, net of deferred fees and costs	42,609,028	43,120,674	43,404,490
Allowance for loan losses	(486,845)	(484,985)	(479,385)
Loans, net	42,122,183	42,635,689	42,925,105

Cash surrender value of bank-owned life insurance	1,139,988	1,133,652	1,112,030
Premises, equipment, and software, net	383,724	380,267	365,851
Goodwill	480,440	480,440	480,440
Other intangible assets, net	34,318	37,207	45,928
Other assets	2,856,406	2,770,666	2,587,324
Total assets	$60,233,644	$59,589,628	$59,809,534

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$11,596,119	$11,561,626	$12,507,616
Interest-bearing deposits	39,499,240	38,632,114	38,231,569

Total deposits	51,095,359	50,193,740	50,739,185

Federal funds purchased and securities sold under repurchase agreements	131,728	94,055	189,074
Other short-term borrowings	—	—	3,496
Long-term debt	1,733,109	2,021,050	1,932,534
Other liabilities	2,007,197	1,902,612	1,801,097
Total liabilities	54,967,393	54,211,457	54,665,386

Shareholders' equity:
Preferred stock – no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock – $1.00 par value. Authorized 342,857,142 shares; issued 172,185,507, 172,077,277, and 171,360,188 respectively; outstanding 141,165,908, 141,997,383, and 146,705,330 respectively	172,186	172,077	171,360
Additional paid-in capital	3,986,729	3,976,706	3,955,819
Treasury stock, at cost – 31,019,599, 30,079,894, and 24,654,858 shares, respectively	(1,216,827)	(1,167,130)	(944,484)
Accumulated other comprehensive income (loss), net	(970,765)	(773,786)	(1,117,073)
Retained earnings	2,736,089	2,610,964	2,517,226
Total Synovus Financial Corp. shareholders' equity	5,244,557	5,355,976	5,119,993
Noncontrolling interest in subsidiary	21,694	22,195	24,155
Total equity	5,266,251	5,378,171	5,144,148
Total liabilities and shareholders' equity	$60,233,644	$59,589,628	$59,809,534

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	2024			2023
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2)	$34,708,207	$2,339,075	6.74%	$35,188,678	$2,263,117	6.43%
Consumer loans (1)	8,336,996	436,188	5.23	8,557,650	426,266	4.98
Less: Allowance for loan losses	(484,142)	—	—	(463,493)	—	—
Loans, net	42,561,061	2,775,263	6.52	43,282,835	2,689,383	6.21
Total investment securities (3)	10,641,008	329,478	3.10	11,212,956	248,294	2.21
Trading account assets	11,839	659	5.56	15,486	886	5.72
Other earning assets (4)	1,593,100	80,711	4.99	1,414,586	71,349	4.98
FHLB and Federal Reserve Bank stock	178,603	9,284	5.20	254,420	14,975	5.89
Mortgage loans held for sale	33,125	2,293	6.92	46,035	2,993	6.50
Other loans held for sale	68,098	1,386	2.00	469,689	27,099	5.69
Total interest earning assets	55,086,834	$3,199,074	5.81%	56,696,007	$3,054,979	5.39%
Cash and due from banks	511,152			575,370
Premises and equipment	377,386			367,159
Other real estate	4,756			—
Cash surrender value of bank-owned life insurance	1,125,363			1,099,641
Other assets (5)	2,302,826			1,183,691
Total assets	$59,408,317			$59,921,868
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$10,879,231	$273,480	2.51%	$9,884,039	$176,595	1.79%
Money market accounts	13,069,507	408,087	3.12	13,511,442	356,562	2.64
Savings deposits	1,021,838	1,262	0.12	1,229,975	1,046	0.09
Time deposits	8,244,344	358,401	4.35	5,473,405	196,481	3.59
Brokered deposits	5,426,407	288,702	5.32	6,104,461	296,071	4.85
Federal funds purchased and securities sold under repurchase agreements	109,088	1,909	1.72	97,114	1,667	1.69
Other short-term borrowings	45,489	2,514	5.44	528,194	24,611	4.60
Long-term debt	1,607,048	109,657	6.80	3,027,746	180,670	5.92
Total interest-bearing liabilities	40,402,952	$1,444,012	3.57%	39,856,376	$1,233,703	3.10%
Non-interest-bearing demand deposits	11,904,120			13,662,660
Other liabilities	1,911,827			1,671,489
Shareholders' equity	5,189,418			4,731,343
Total liabilities and shareholders' equity	$59,408,317			$59,921,868
Net interest income, taxable equivalent net interest margin (6)		$1,755,062	3.19%		$1,821,276	3.21%
Less: taxable-equivalent adjustment		5,485			4,621
Net interest income		$1,749,577			$1,816,655

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: 2024 — $49.4 million and 2023 — $47.7 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(724.8) million and $(1.62) billion for the years ended December 31, 2024 and 2023, respectively.
(6)The net interest margin is calculated by dividing net interest income-TE by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Fourth Quarter 2024			Third Quarter 2024			Fourth Quarter 2023
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2)	$34,278,042	$569,759	6.61%	$34,610,296	$592,142	6.81%	$35,106,156	$590,588	6.67%
Consumer loans (1)	8,258,712	107,507	5.19	8,298,130	109,908	5.28	8,491,244	109,509	5.14
Less: Allowance for loan losses	(479,980)	—	—	(482,863)	—	—	(480,332)	—	—
Loans, net	42,056,774	677,266	6.41	42,425,563	702,050	6.59	43,117,068	700,097	6.45
Total investment securities (3)	10,623,943	91,038	3.43	10,420,665	87,643	3.36	11,164,487	65,176	2.33
Trading account assets	12,551	185	5.91	14,392	246	6.84	13,067	215	6.59
Other earning assets (4)	2,458,591	28,936	4.60	1,408,415	18,803	5.24	1,463,176	19,689	5.26
FHLB and Federal Reserve Bank stock	166,125	2,211	5.32	170,977	2,113	4.94	187,015	3,536	7.56
Mortgage loans held for sale	30,483	520	6.83	34,890	612	7.01	39,024	696	7.14
Other loans held for sale	74,019	404	2.13	83,492	433	2.03	8,044	104	5.06
Total interest earning assets	55,422,486	$800,560	5.75%	54,558,394	$811,900	5.92%	55,991,881	$789,513	5.59%
Cash and due from banks	512,178			476,443			522,986
Premises and equipment	382,784			380,003			366,647
Other real estate	386			666			—
Cash surrender value of bank-owned life insurance	1,135,952			1,128,877			1,108,766
Other assets (5)	2,720,830			2,639,241			1,173,785
Total assets	$60,174,616			$59,183,624			$59,164,065
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$11,298,352	$67,470	2.38%	$10,834,829	$71,786	2.64%	$10,422,286	$58,588	2.23%
Money market accounts	13,768,434	101,063	2.92	13,058,527	104,514	3.18	13,053,781	103,211	3.14
Savings deposits	986,522	316	0.13	1,007,962	355	0.14	1,098,914	275	0.10
Time deposits	8,251,686	85,426	4.12	8,437,861	93,052	4.39	7,198,229	75,462	4.16
Brokered deposits	5,012,655	61,924	4.91	5,476,231	75,607	5.49	6,069,055	81,444	5.32
Federal funds purchased and securities sold under repurchase agreements	113,681	322	1.11	94,629	369	1.53	93,854	350	1.46
Other short-term borrowings	—	—	—	2,209	29	5.20	2,672	51	7.50
Long-term debt	1,613,246	27,616	6.84	1,385,836	24,055	6.93	1,922,661	31,702	6.55
Total interest-bearing liabilities	41,044,576	$344,137	3.34%	40,298,084	$369,767	3.65%	39,861,452	$351,083	3.49%
Non-interest-bearing demand deposits	11,783,834			11,665,661			12,744,275
Other liabilities	1,963,298			1,967,351			1,906,686
Shareholders' equity	5,382,908			5,252,528			4,651,652
Total liabilities and shareholders' equity	$60,174,616			$59,183,624			$59,164,065
Net interest income, taxable equivalent net interest margin (6)		$456,423	3.28%		$442,133	3.22%		$438,430	3.11%
Less: taxable-equivalent adjustment		1,430			1,393			1,216
Net interest income		$454,993			$440,740			$437,214

(1)Average loans are shown net of deferred fees and costs. NPLs are included. Interest income includes fees as follows: Fourth Quarter 2024 — $13.7 million, Third Quarter 2024 — $12.7 million, and Fourth Quarter 2023 —$13.1 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(391.6) million, $(424.6) million, and $(1.89) billion for the Fourth Quarter 2024, Third Quarter 2024, and Fourth Quarter 2023, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-TE by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
Loan Type	December 31, 2024	September 30, 2024	% Change	December 31, 2023	% Change
Commercial, Financial, and Agricultural	$14,498,992	$14,563,913	—%	$14,459,345	—%
Owner-Occupied	7,832,137	8,100,084	(3)	8,139,148	(4)
Total Commercial & Industrial	22,331,129	22,663,997	(1)	22,598,493	(1)

Multi-Family	4,185,545	4,379,459	(4)	4,098,188	2
Hotels	1,769,384	1,738,068	2	1,803,102	(2)
Office Buildings	1,743,329	1,778,698	(2)	1,891,587	(8)
Shopping Centers	1,273,439	1,260,460	1	1,319,049	(3)
Warehouses	846,025	837,145	1	854,475	(1)
Other Investment Property	1,363,482	1,352,719	1	1,396,903	(2)
Total Investment Properties	11,181,204	11,346,549	(1)	11,363,304	(2)

1-4 Family Construction	212,226	190,705	11	194,481	9
1-4 Family Investment Mortgage	333,692	337,425	(1)	404,021	(17)
Total 1-4 Family Properties	545,918	528,130	3	598,502	(9)

Commercial Development	55,467	48,948	13	73,022	(24)
Residential Development	77,581	67,525	15	79,961	(3)
Land Acquisition	154,449	186,332	(17)	201,969	(24)
Land and Development	287,497	302,805	(5)	354,952	(19)

Total Commercial Real Estate	12,014,619	12,177,484	(1)	12,316,758	(2)

Consumer Mortgages	5,288,776	5,323,443	(1)	5,411,723	(2)
Home Equity Lines	1,831,287	1,809,286	1	1,807,399	1
Credit Cards	185,871	181,386	2	194,141	(4)
Other Consumer Loans	957,346	965,078	(1)	1,075,976	(11)
Total Consumer	8,263,280	8,279,193	—	8,489,239	(3)

Total	$42,609,028	$43,120,674	(1)%	$43,404,490	(2)%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)
	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
Loan Type	December 31, 2024	September 30, 2024	% Change	December 31, 2023	% Change
Commercial, Financial, and Agricultural	$122,874	$107,004	15%	$89,870	37%
Owner-Occupied	34,380	48,390	(29)	91,370	(62)
Total Commercial & Industrial	157,254	155,394	1	181,240	(13)

Multi-Family	112	1,692	(93)	1,681	(93)
Office Buildings	72,430	78,281	(7)	35,338	105
Shopping Centers	515	523	(2)	641	(20)
Warehouses	153	163	(6)	196	(22)
Other Investment Property	820	1,612	(49)	1,914	(57)
Total Investment Properties	74,030	82,271	(10)	39,770	86

1-4 Family Construction	—	311	(100)	—	nm
1-4 Family Investment Mortgage	2,385	2,533	(6)	3,056	(22)
Total 1-4 Family Properties	2,385	2,844	(16)	3,056	(22)

Residential Development	—	268	(100)	267	(100)
Land Acquisition	1,389	1,422	(2)	537	159
Land and Development	1,389	1,690	(18)	804	73

Total Commercial Real Estate	77,804	86,805	(10)	43,630	78

Consumer Mortgages	50,834	48,956	4	46,108	10
Home Equity Lines	17,365	15,837	10	10,473	66
Other Consumer Loans	5,907	5,972	(1)	6,726	(12)
Total Consumer	74,106	70,765	5	63,307	17

Total	$309,164	$312,964	(1)%	$288,177	7%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2024				2023	Fourth Quarter

	Fourth	Third	Second	First	Fourth	'24 vs '23
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPL)	$309,164	312,964	256,106	350,450	288,177	7%
Other Real Estate and Other Assets	385	386	823	21,210	—	NM

Non-performing Assets (NPAs)	309,549	313,350	256,929	371,660	288,177	7

Allowance for Loan Losses (ALL)	486,845	484,985	485,101	492,661	479,385	2
Reserve for Unfunded Commitments	52,462	49,556	53,058	53,579	57,231	(8)

Allowance for Credit Losses (ACL)	539,307	534,541	538,159	546,240	536,616	1

Net Charge-Offs - Quarter	28,101	27,052	34,485	44,356	41,574
Net Charge-Offs - YTD	133,994	105,893	78,841	44,356	153,342
Net Charge-Offs / Average Loans - Quarter (1)	0.26%	0.25	0.32	0.41	0.38
Net Charge-Offs / Average Loans - YTD (1)	0.31	0.33	0.36	0.41	0.35
NPLs / Loans	0.73	0.73	0.59	0.81	0.66
NPAs / Loans, ORE and specific other assets	0.73	0.73	0.60	0.86	0.66
ACL/Loans	1.27	1.24	1.25	1.26	1.24
ALL/Loans	1.14	1.12	1.13	1.14	1.10

ACL/NPLs	174.44	170.80	210.13	155.87	186.21
ALL/NPLs	157.47	154.96	189.41	140.58	166.35

Past Due Loans over 90 days and Still Accruing	$48,592	4,359	4,460	3,748	5,053	NM
As a Percentage of Loans Outstanding	0.11%	0.01	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$108,878	97,229	129,759	54,814	59,099	84
As a Percentage of Loans Outstanding	0.26%	0.23	0.30	0.13	0.14

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	December 31, 2024	September 30, 2024	December 31, 2023

Common Equity Tier 1 Capital Ratio	10.84%	10.64	10.22
Tier 1 Capital Ratio	11.96	11.76	11.28
Total Risk-Based Capital Ratio	13.80	13.60	13.07
Tier 1 Leverage Ratio	9.55	9.55	9.49
Total Synovus Financial Corp. shareholders’ equity as a Percentage of Total Assets	8.71	8.99	8.56
Tangible Common Equity Ratio(2)	7.02	7.28	6.84
Book Value Per Common Share(3)	$33.35	33.94	31.24
Tangible Book Value Per Common Share(4)	29.70	30.29	27.65

(1) Current quarter regulatory capital information is preliminary.
(2) See "Non-GAAP Financial Measures" for applicable reconciliation.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders' equity less Preferred Stock divided by total common shares outstanding.

(4) Tangible Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders' equity less Preferred Stock and less the carrying value of goodwill and other intangible assets divided by total common shares outstanding.